Investor Update
NAREIT Annual Meeting
November 2007

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q.  The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

•

Experienced Public Company
–

IPO January 1994
–

Exclusively multifamily
–

$3.0 billion total capitalization
•

High Quality Portfolio
–

Sunbelt - High Growth region focus
–

137 communities; 40,248 units
–

High quality portfolio (avg age 14 yrs)
•

Strong Balance Sheet
–

Debt/market cap of 44%
–

Growth capacity
–

Solid dividend payout ratio
•

Experienced Management
–

Strong record of value creation
–

Sophisticated operations
–

Stable, proven management team
–

Strong board of directors
•

Solid Returns to Shareholders
–

3-year return: 15.8% annual
–

5-year return: 24.1% annual
–

Since IPO: 16.1% annual
Strong Public Company Platform

National MSA Average	1.20%
Sunbelt Region MSA Average	1.77%
Employment Growth Projections ’07 - ’11
Annual Compounded Growth Rates
“Echo Boom” Households:  Top Ten Gainers
  Based on Annual Percent Gain
Souce:  Economy.com and RREEF Research
Las Vegas
Riverside
Phoenix
Dallas
Austin
 Houston
Atlanta
Orlando
West Palm Beach
Ft. Lauderdale
Focus on High Growth Region
•

Positive demographic flows
•

Positive migration, immigration flows
•

Low business/living costs
•

Pro-business regulatory environment
•

Access to global markets
•

Increasing port of entry for imports
•

Good transportation infrastructure
•

Access to skilled labor
•

Diversified industrial base with exposure
to
–

Financial industries
–

Health/education
–

Global trade
–

Leisure travel
–

High tech

National MSA Average	1.20%
Sunbelt Region MSA Average	1.77%
MAA Markets MSA Average	1.78%
Employment Growth Projections ’07 - ’11
Annual Compounded Growth Rates
MAA Markets
Well Positioned in High Growth Region
•

MAA is uniquely positioned to capture the
strong fundamentals opportunity of the high
growth region
•

Diversified in different market tiers within the
region drives opportunity to capture regional
benefits, with less volatility
•

Market diversity provides less exposure to
over-building pressure
•

Positioned in 7 of the top 10 projected U.S.
job growth markets through 2015
•

MAA portfolio more “recession resistant”
than most apartment REIT portfolios

Robust External Growth Platform
•

Acquisitions
–

Extensive network
–

High deal flow
–

Competitive advantage
•

Fund Management
–

Value add investments
–

Monetize platform value
–

Higher return capital deployment
•

New Development/Lease-Up
–

Unique value add opportunities
–

Attractive returns
–

Improved deal flow opportunities

	Portfolio
	Age	Units owned
Post	10	19,222
Camden	10	53,502
Mid-America	14	40,036
Avalon Bay	14	40,051
Colonial	15	31,172
BRE	15	22,681
Associated Estates	16	14,500
Equity Residential	17	147,320
Aimco	30	132,390
United Dominion	22	70,992
Essex	25	24,410
Home	36	38,209
Average	18
Source: Green Street
MAA’s portfolio is newer than the sector average.
Steady growth and recycling efforts continue to position MAA’s portfolio as one of the younger portfolios in the sector; solid long-term upside potential.
High Quality Portfolio

MRI
Web Portal
Lease
Revenue
Optimizer
Collections
Management
Resident
Screening
Utilities
Management
Unit Interior
Renovation
Lease
Expiration
Mgmt
On-line
Resident
Solutions
Rent and Fee
Management
Unit Turn
Management
Collection Agency
Integration; real-time
Delinquency reporting
Integrated credit scoring
and background screening;
real-time processing
Utility billing company
integration; vacant
utility real-time cut-off
Detailed tracking of
improvements by unit;
real time price monitoring
Automated guidance for
optimum monthly, weekly
and daily scheduling
On-line leasing, internet
response center, payment
processing, work orders
Yield management;
automated bill-up of fees
and charges
Automated tracking and
monitoring of move-out,
get ready, show and move-in
Training and
Procedures
24/7 training availability;
high degree of control;
on-line procedures
Sophisticated Operating Platform
•

Significant re-tooling of the
operating platform over the
last four years
•

Innovative solutions for key
processes
–

Payment processing
–

Utility billing integration
–

Collections integration
–

Yield management
–

Lease expiration mgmt
–

Unit turn management
–

Auto utility transfer
•

Other new initiatives to be
implemented
–

Auto fee assessment
–

Robust inventory mgmt
–

Full web-based leasing

Internal Rates of Return to equity from investments…
through the full value creation cycle…
have averaged 19.5%
Proven Value Creation
•

Value creation opportunities in Sunbelt
markets are competitive with other
regions…for a regionally focused
investor and operator
•

Almost $250MM of transactions thus far
•

Disciplined capital deployment program
•

Aggressive and sophisticated operating
platform with regional competitive
advantage
•

Established record of ability to exit
investments in a disciplined fashion and
on an attractive basis

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

Strong Q3 Results; Fundamentals Appear Stable
Over the last five years changes made to portfolio allocation, operating platform capabilities and improvement in balance sheet strength have resulted in a more robust performance platform
FFO Per Share
Dividend Per Share
Competitive Performance
•

11% increase in FFO
•

Same Store NOI up 7.1%
•

Same Store revenues up 4.2%
•

Physical occupancy up 0.6%; 96.4%
•

Leasing traffic up 10%
•

New move-ins up 6%
•

Same store concessions down 26%
•

Effective pricing up 3.4%
•

Fixed charge coverage record; 2.3
•

Move outs to home buying down
•

High-quality, recurring earnings

The change in the mortgage environment is likely to generate a positive influence on the demand for apartment rentals
Mid-America’s geographic footprint and
market profile establish a potentially unique
position to benefit from the collapse
of the single-family housing market.
Upside Performance Opportunity
•

Home ownership peaked in ’05 at 69%
•

Long-term historical average is 64%
•

Encouraged by easy credit and expectations of
price inflation
•

Mortgage volume expected to shrink 35% as
sub-prime and Alt-A markets decline, and
conventional mortgages are more strictly
underwritten
•

Reduced inflation of home prices makes
home-ownership less attractive
•

A reversion of US home ownership to long-term
normal levels will drive 5 million households back to
rental housing…ultimately benefiting the apartment
industry

Move outs to buy a home declined by
300 basis points in Q3;
 lowest level since 2001
•

“Back Door” Benefit
–

Lower turnover
–

Lower vacancy loss
–

Lower turn expenses
Upside Performance Opportunity
•

“Front Door” Benefit
–

Increased traffic
–

Higher occupancy
–

Pricing opportunity

Before average rent = $852
Park Estate, Memphis. Case Study - Just over 60% of units
redeveloped at an investment of $8K per unit; >30% IRR
After average rent = $1,123
Property Redevelopment

Mid-America
Apartment Communities

$120
$100
$80
$60
$40
$20
$
Capital in Millions
25,000
20,000
15,000
10,000
5,000
Number of Units
2005
2006
2007
2008
2009
2010
2011
2012
Actual
Projected
Old Projection
New Projection
Cumulative Old
Cumulative New
Capital Exp

Property Redevelopment
•

Up to 20,000 units to be redeveloped
at roughly $5,000 per unit
•

Based on current performance,
expect to capture an average 13%
un-leveraged IRR
•

3,000 units to be completed by year
end; 3,000 units planned in 2008
•

Significant opportunity to drive higher
internal growth
•

Annual FFO potential of $0.20 + per
share by 2009
•

Enhancing quality/condition of
upgraded apartments should also
improve their cap rate value by
roughly 25 bps leading to $2.50 in
incremental value per share

Value Creation Plan	NPV/share of value created
$150 MM/year of 100%-owned acquisitions	$1.25
$150 MM/year of Fund I acquisitions	$0.90
$50 MM/year of development	$1.25
$15 MM/year of redevelopment	$0.40
Redevelopment benefit on portfolio quality (25 bp on cap rate)	$1.50
Total per share impact	$5.30
MAA’s disciplined growth plan is expected to add
to value per share* from five sources
*NPV of five-year plan discounted at cost of equity
Value of Growth Platform

80%
70%
60%
50%
40%
30%
20%
10%
0%
AVB ESS PPS BRE CPT HME MAA EQR UDR CLP AIV AEC

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
CLP AVB BRE CPT PPS UDR ESS EQR HME MAA AEC AIV

160%
140%
120%
100%
80%
60%
40%
20%
0%
AVB ESS MAA UDR AEC BRE CPT EQR AIV HME PPS CLP

Debt + Preferred/Entity Value
Dividend ’07E AFFO Payout Ratio
Construction In Process/Entity Value
Source:  Morgan Stanley Weekly Statistical Supplement, Nov 2
Attractive Investment Opportunity
•

Strong Balance Sheet
•

Lower Risk Growth Strategy
•

Competitive Capacity to Support Growth
•

Competitive Position to Support
Dividend Growth
•

83% of Debt is Fixed, Swapped or
Hedged

Same Store Growth Rate

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
1995
1996
1997
1998
1999
2000
2001
2003
2005
2006
2007F
Sector
MAA

FFO per share: MAA vs. Multifamily Average
2002 & 2007

$3.60
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
2002
2007F
2002
2007F
MAA
Sector

Average Annual Growth of FFO per share: 5 years
2002 - 2007F

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
4.9%
0.8%
MAA
Sector

Attractive Investment Opportunity
•

Competitive Operating Results
–

More robust market profile
–

Improved operating platform
•

Superior FFO Results
–

Steady growth
–

Disciplined investment protocols

Exhibit 13

**MAA Multiple Relative to the Apt. Average**

MAA Mult. / Avg. Apt. Mult.
140%
130%
120%
110%
100%
90%
80%
70%
60%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
8/24/07
9/28/07
Current
MAA
MAA Avg.

Source: Company data, Morgan Stanley Research

Attractive Investment Opportunity
•

MAA’s history of discounted
pricing to sector average pricing
(~15%) is now unwarranted
–

Portfolio, platform and balance
sheet changes have altered
performance profile
–

IRR’s realized on capital “round
trips” supports competitive
performance for capital
–

Good prospects for continued
competitive internal and external
growth
•

Current bias for “high-barrier”
portfolios has resulted in
excessive spread in pricing
–

Higher risks inherent in growth
strategies are not reflected in
pricing spread

30
25
20
15
10
5
0
AEC
UDR
AIV
MAA
HME
CPT
CLP
EQR
BRE
ESS
PPS
AVB

FFO
Multiple
Attractive Investment Opportunity
•

Significant discount to sector average pricing
•

Spread between high-barrier and significant development platforms is too large, especially when considering relative risks
•

Achieving sector average pricing drives 23% upside opportunity

Attractive Investment Opportunity
✓

Proven Public Company Platform
✓

Portfolio Well Positioned
✓

Strong Operating Platform
✓

Disciplined Capital Allocation
✓

Solid Balance Sheet
✓

Strong Coverage Ratios
✓

Attractive Investment
✓

Proven Performer for Shareholders

End of Presentation